UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

Silicon Valley Bancshares

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into Material Definitive Agreement.

On April 21, 2005, the stockholders of Silicon Valley Bancshares (the “Company”) approved at the Company’s 2005 Annual Meeting of Stockholders an amendment to the Company’s Amended and Restated 1997 Equity Incentive Plan to (i) reserve an additional 750,000 shares of common stock for issuance thereunder, and (ii) delete a provision limiting certain awards thereunder.  Additionally, the Company’s stockholders approved a bonus arrangement with David Ketsdever, Chief Executive Officer of SVB Alliant, a wholly-owned subsidiary of the Company.  The details of the plan amendment and Mr. Ketsdever’s bonus arrangement were included in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission (“SEC”) on March 16, 2005.  Details of Mr. Ketsdever’s bonus arrangement were also included in the Company’s Current Report on Form 8-K, which was filed with the SEC on November 30, 2004.

Item 8.01               Other Events.

                At the Company’s 2005 Annual Meeting of Stockholders held on April 21, 2005, the stockholders of the Company approved the following:

(i)                                     The election of the following directors to serve for the ensuing year and until their successors are elected:  Eric A. Benhamou, David M. Clapper, Roger F. Dunbar, Joel P. Friedman, G. Felda Hardymon, Alex W. “Pete” Hart, C. Richard Kramlich, James R. Porter, Michaela K. Rodeno, Larry W. Sonsini and Kenneth P. Wilcox;

(ii)                                  The Company’s Restated Certificate of Incorporation to change its name to “SVB Financial Group”;

(iii)                               An amendment to the Company’s Amended and Restated 1997 Equity Incentive Plan to (i) reserve an additional 750,000 shares of common stock for issuance thereunder, and (ii) delete a provision limiting certain awards thereunder;

(iv)                              A bonus arrangement with David Ketsdever, Chief Executive Officer of SVB Alliant; and

(v)                                 The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2005.

While the Restated Certificate of Incorporation to change the Company’s name to “SVB Financial Group” has been approved by the stockholders, the name change will not take effect until the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which is expected to be within the next sixty (60) days.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005	SILICON VALLEY BANCSHARES

	By:	/s/ DEREK WITTE
	Name:	Derek Witte
	Title:	General Counsel